Results of Meeting of Shareholders

AXP VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote
Arne H. Carlson                      696,755,272.296                     35,939,847.414
Philip J. Carroll, Jr.               698,588,872.820                     34,106,246.890
Livio D. DeSimone                    697,850,337.329                     34,844,782.381
Barbara H. Fraser                    698,939,057.086                     33,756,062.624
Ira D. Hall                          698,493,167.257                     34,201,952.453
Heinz F. Hutter                      697,099,619.398                     35,595,500.312
Anne P. Jones                        697,971,530.082                     34,723,589.628
Stephen R. Lewis, Jr.                699,448,072.467                     33,247,047.243
Alan G. Quasha                       699,055,786.053                     33,639,333.657
Stephen W. Roszell                   699,380,587.147                     33,314,532.563
Alan K. Simpson                      695,571,082.012                     37,124,037.698
Alison Taunton-Rigby                 699,162,518.372                     33,532,601.338
William F. Truscott                  699,352,601.093                     33,342,518.617

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  633,042,139.805         75,306,890.993      24,346,088.912         0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
   8,547,212.923            824,383.058         225,362.606          0.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
   8,604,715.784            688,805.320         303,437.483          0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
   8,861,885.147            474,598.658         260,474.782          0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote
Arne H. Carlson                      696,755,272.296                     35,939,847.414
Philip J. Carroll, Jr.               698,588,872.820                     34,106,246.890
Livio D. DeSimone                    697,850,337.329                     34,844,782.381
Barbara H. Fraser                    698,939,057.086                     33,756,062.624
Ira D. Hall                          698,493,167.257                     34,201,952.453
Heinz F. Hutter                      697,099,619.398                     35,595,500.312
Anne P. Jones                        697,971,530.082                     34,723,589.628
Stephen R. Lewis, Jr.                699,448,072.467                     33,247,047.243
Alan G. Quasha                       699,055,786.053                     33,639,333.657
Stephen W. Roszell                   699,380,587.147                     33,314,532.563
Alan K. Simpson                      695,571,082.012                     37,124,037.698
Alison Taunton-Rigby                 699,162,518.372                     33,532,601.338
William F. Truscott                  699,352,601.093                     33,342,518.617

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  633,042,139.805         75,306,890.993      24,346,088.912         0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  115,490,449.957         14,075,267.221       3,906,262.519         0.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(a). To add a performance incentive adjustment.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  116,485,065.904         12,668,755.801       4,318,157.992         0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  122,694,116.214          6,763,641.015       4,014,222.468         0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP VARIABLE PORTFOLIO - EMERGING MARKETS FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote
Arne H. Carlson                      696,755,272.296                     35,939,847.414
Philip J. Carroll, Jr.               698,588,872.820                     34,106,246.890
Livio D. DeSimone                    697,850,337.329                     34,844,782.381
Barbara H. Fraser                    698,939,057.086                     33,756,062.624
Ira D. Hall                          698,493,167.257                     34,201,952.453
Heinz F. Hutter                      697,099,619.398                     35,595,500.312
Anne P. Jones                        697,971,530.082                     34,723,589.628
Stephen R. Lewis, Jr.                699,448,072.467                     33,247,047.243
Alan G. Quasha                       699,055,786.053                     33,639,333.657
Stephen W. Roszell                   699,380,587.147                     33,314,532.563
Alan K. Simpson                      695,571,082.012                     37,124,037.698
Alison Taunton-Rigby                 699,162,518.372                     33,532,601.338
William F. Truscott                  699,352,601.093                     33,342,518.617

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  633,042,139.805         75,306,890.993      24,346,088.912         0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
   1,321,633.983            73,439.554          34,690.147           0.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
   1,288,003.349            84,451.082          57,309.253           0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
   1,347,929.297            18,318.082          63,516.305           0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP VARIABLE PORTFOLIO - EQUITY SELECT FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote
Arne H. Carlson                      696,755,272.296                     35,939,847.414
Philip J. Carroll, Jr.               698,588,872.820                     34,106,246.890
Livio D. DeSimone                    697,850,337.329                     34,844,782.381
Barbara H. Fraser                    698,939,057.086                     33,756,062.624
Ira D. Hall                          698,493,167.257                     34,201,952.453
Heinz F. Hutter                      697,099,619.398                     35,595,500.312
Anne P. Jones                        697,971,530.082                     34,723,589.628
Stephen R. Lewis, Jr.                699,448,072.467                     33,247,047.243
Alan G. Quasha                       699,055,786.053                     33,639,333.657
Stephen W. Roszell                   699,380,587.147                     33,314,532.563
Alan K. Simpson                      695,571,082.012                     37,124,037.698
Alison Taunton-Rigby                 699,162,518.372                     33,532,601.338
William F. Truscott                  699,352,601.093                     33,342,518.617

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  633,042,139.805         75,306,890.993      24,346,088.912         0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
   7,787,780.718            778,686.202         192,488.909          0.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
   7,705,426.027            687,386.273         366,143.529          0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
   8,219,948.018            294,378.813         244,628.998          0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP VARIABLE PORTFOLIO - GROWTH FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote
Arne H. Carlson                      696,755,272.296                     35,939,847.414
Philip J. Carroll, Jr.               698,588,872.820                     34,106,246.890
Livio D. DeSimone                    697,850,337.329                     34,844,782.381
Barbara H. Fraser                    698,939,057.086                     33,756,062.624
Ira D. Hall                          698,493,167.257                     34,201,952.453
Heinz F. Hutter                      697,099,619.398                     35,595,500.312
Anne P. Jones                        697,971,530.082                     34,723,589.628
Stephen R. Lewis, Jr.                699,448,072.467                     33,247,047.243
Alan G. Quasha                       699,055,786.053                     33,639,333.657
Stephen W. Roszell                   699,380,587.147                     33,314,532.563
Alan K. Simpson                      695,571,082.012                     37,124,037.698
Alison Taunton-Rigby                 699,162,518.372                     33,532,601.338
William F. Truscott                  699,352,601.093                     33,342,518.617

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  633,042,139.805         75,306,890.993      24,346,088.912         0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  25,529,067.594           2,714,094.828        735,516.718          0.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  25,471,060.712           2,398,505.201       1,109,113.227         0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  26,807,981.465           1,217,582.360        953,115.315          0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP VARIABLE PORTFOLIO - INTERNATIONAL FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote
Arne H. Carlson                      696,755,272.296                     35,939,847.414
Philip J. Carroll, Jr.               698,588,872.820                     34,106,246.890
Livio D. DeSimone                    697,850,337.329                     34,844,782.381
Barbara H. Fraser                    698,939,057.086                     33,756,062.624
Ira D. Hall                          698,493,167.257                     34,201,952.453
Heinz F. Hutter                      697,099,619.398                     35,595,500.312
Anne P. Jones                        697,971,530.082                     34,723,589.628
Stephen R. Lewis, Jr.                699,448,072.467                     33,247,047.243
Alan G. Quasha                       699,055,786.053                     33,639,333.657
Stephen W. Roszell                   699,380,587.147                     33,314,532.563
Alan K. Simpson                      695,571,082.012                     37,124,037.698
Alison Taunton-Rigby                 699,162,518.372                     33,532,601.338
William F. Truscott                  699,352,601.093                     33,342,518.617

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
 633,042,139.805         75,306,890.993        24,346,088.912       0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  108,152,795.138         11,795,352.206       3,884,293.662         0.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(a). To add a performance incentive adjustment.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  108,546,582.211         10,878,519.040       4,407,339.755         0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  114,305,880.485          5,358,419.131       4,168,141.390         0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP VARIABLE PORTFOLIO - NEW DIMENSIONS FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote
Arne H. Carlson                      696,755,272.296                     35,939,847.414
Philip J. Carroll, Jr.               698,588,872.820                     34,106,246.890
Livio D. DeSimone                    697,850,337.329                     34,844,782.381
Barbara H. Fraser                    698,939,057.086                     33,756,062.624
Ira D. Hall                          698,493,167.257                     34,201,952.453
Heinz F. Hutter                      697,099,619.398                     35,595,500.312
Anne P. Jones                        697,971,530.082                     34,723,589.628
Stephen R. Lewis, Jr.                699,448,072.467                     33,247,047.243
Alan G. Quasha                       699,055,786.053                     33,639,333.657
Stephen W. Roszell                   699,380,587.147                     33,314,532.563
Alan K. Simpson                      695,571,082.012                     37,124,037.698
Alison Taunton-Rigby                 699,162,518.372                     33,532,601.338
William F. Truscott                  699,352,601.093                     33,342,518.617

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  633,042,139.805         75,306,890.993      24,346,088.912         0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  203,599,531.254         21,929,171.963       6,766,381.788         0.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(a). To add a performance incentive adjustment.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  204,200,832.026         20,301,544.444       7,792,708.535         0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  215,027,455.712         10,063,683.987       7,203,945.306         0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP VARIABLE PORTFOLIO - S&P 500 INDEX FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote
Arne H. Carlson                      696,755,272.296                     35,939,847.414
Philip J. Carroll, Jr.               698,588,872.820                     34,106,246.890
Livio D. DeSimone                    697,850,337.329                     34,844,782.381
Barbara H. Fraser                    698,939,057.086                     33,756,062.624
Ira D. Hall                          698,493,167.257                     34,201,952.453
Heinz F. Hutter                      697,099,619.398                     35,595,500.312
Anne P. Jones                        697,971,530.082                     34,723,589.628
Stephen R. Lewis, Jr.                699,448,072.467                     33,247,047.243
Alan G. Quasha                       699,055,786.053                     33,639,333.657
Stephen W. Roszell                   699,380,587.147                     33,314,532.563
Alan K. Simpson                      695,571,082.012                     37,124,037.698
Alison Taunton-Rigby                 699,162,518.372                     33,532,601.338
William F. Truscott                  699,352,601.093                     33,342,518.617

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  633,042,139.805         75,306,890.993      24,346,088.912         0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  14,001,376.529           1,670,541.567        543,569.629          0.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  15,083,398.622            620,741.490         511,347.613          0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote
Arne H. Carlson                      696,755,272.296                     35,939,847.414
Philip J. Carroll, Jr.               698,588,872.820                     34,106,246.890
Livio D. DeSimone                    697,850,337.329                     34,844,782.381
Barbara H. Fraser                    698,939,057.086                     33,756,062.624
Ira D. Hall                          698,493,167.257                     34,201,952.453
Heinz F. Hutter                      697,099,619.398                     35,595,500.312
Anne P. Jones                        697,971,530.082                     34,723,589.628
Stephen R. Lewis, Jr.                699,448,072.467                     33,247,047.243
Alan G. Quasha                       699,055,786.053                     33,639,333.657
Stephen W. Roszell                   699,380,587.147                     33,314,532.563
Alan K. Simpson                      695,571,082.012                     37,124,037.698
Alison Taunton-Rigby                 699,162,518.372                     33,532,601.338
William F. Truscott                  699,352,601.093                     33,342,518.617

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  633,042,139.805         75,306,890.993      24,346,088.912         0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
   6,053,730.974            571,741.264         191,398.812          0.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
   6,084,084.048            418,416.872         314,370.130          0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
   6,378,457.048            218,704.478         219,709.524          0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP VARIABLE PORTFOLIO - STOCK FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote
Arne H. Carlson                      696,755,272.296                     35,939,847.414
Philip J. Carroll, Jr.               698,588,872.820                     34,106,246.890
Livio D. DeSimone                    697,850,337.329                     34,844,782.381
Barbara H. Fraser                    698,939,057.086                     33,756,062.624
Ira D. Hall                          698,493,167.257                     34,201,952.453
Heinz F. Hutter                      697,099,619.398                     35,595,500.312
Anne P. Jones                        697,971,530.082                     34,723,589.628
Stephen R. Lewis, Jr.                699,448,072.467                     33,247,047.243
Alan G. Quasha                       699,055,786.053                     33,639,333.657
Stephen W. Roszell                   699,380,587.147                     33,314,532.563
Alan K. Simpson                      695,571,082.012                     37,124,037.698
Alison Taunton-Rigby                 699,162,518.372                     33,532,601.338
William F. Truscott                  699,352,601.093                     33,342,518.617

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  633,042,139.805         75,306,890.993      24,346,088.912         0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
    569,674.371             22,774.167          62,272.354           0.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
    586,457.051              9,727.262          58,536.579           0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
    637,270.111              7,635.722           9,815.059           0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

AXP VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote
Arne H. Carlson                      696,755,272.296                     35,939,847.414
Philip J. Carroll, Jr.               698,588,872.820                     34,106,246.890
Livio D. DeSimone                    697,850,337.329                     34,844,782.381
Barbara H. Fraser                    698,939,057.086                     33,756,062.624
Ira D. Hall                          698,493,167.257                     34,201,952.453
Heinz F. Hutter                      697,099,619.398                     35,595,500.312
Anne P. Jones                        697,971,530.082                     34,723,589.628
Stephen R. Lewis, Jr.                699,448,072.467                     33,247,047.243
Alan G. Quasha                       699,055,786.053                     33,639,333.657
Stephen W. Roszell                   699,380,587.147                     33,314,532.563
Alan K. Simpson                      695,571,082.012                     37,124,037.698
Alison Taunton-Rigby                 699,162,518.372                     33,532,601.338
William F. Truscott                  699,352,601.093                     33,342,518.617

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  633,042,139.805         75,306,890.993      24,346,088.912         0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  148,870,356.459         16,728,729.973       5,045,090.663         0.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(a). To add a performance incentive adjustment.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  149,227,295.702         15,537,017.314       5,879,864.079         0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  157,585,991.353          7,710,700.596       5,347,485.146         0.000

* Denotes Registrant-wide proposals and voting results.